UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 21, 2006

CATALYST SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21488	77-0083129
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2975 Stender Way, Santa Clara, California		94054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code   (408) 542-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2006, the board of directors (the “Board”) of Catalyst Semiconductor, Inc. (the “Company”) amended and restated the Company’s 2003 Stock Incentive Plan (the “Plan”) in order to allow the Board to grant restricted stock units to eligible participants.  The Plan already allowed the administrator of the Plan to grant stock options, stock appreciation rights or restricted stock.

The Amended and Restated 2003 Stock Incentive Plan and form of restricted stock unit agreement are attached hereto as Exhibits 10.102 and 10.102.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.102	Amended and Restated 2003 Stock Incentive Plan
10.102.1	Form of Restricted Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 28, 2006

CATALYST SEMICONDUCTOR, INC.

By:	/s/ Gelu Voicu
Gelu Voicu
President and Chief Executive Officer

By:	/s/ Thomas E. Gay III
Thomas E. Gay III
Vice President, Finance and Administration and Chief Financial Officer